[LOGO]
                                              -------------------
                                                   Aberdeen

                                              Commonwealth Income
                                                   Fund, Inc.

              [GRAPHIC OMITTED]

Invests primarily in fixed-income securities
  denominated in the currencies of various
           Commonwealth Countries

                                              Semi-Annual Report
                                                April 30, 2001

Highlights

o 9.5% cash distribution rate for the previous 12 months based on a share price of $8.84 on April 30, 2001

o     88.3% invested in securities rated or deemed equivalent to AA/Aa or better

o     5.6% of total assets invested in Asian debt securities

              All amounts are US dollars unless otherwise stated.


2 Aberdeen Commonwealth Income Fund, Inc.

Letter to Shareholders

                                                                   June 15, 2001

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Commonwealth Income Fund, Inc. (the "Fund") for the six months ended April 30, 2001. Included in this report is a review of the Australian, Canadian, New Zealand, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, Aberdeen Asset Managers (C.I.) Limited.

High Credit Quality: 88.3% of Securities Rated or Deemed Equivalent to AA/Aa or Better

The Fund's high credit quality has been maintained. Over 88.3% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 8.1% is held in A rated securities.

Distributions: 9.5% Annual Cash Distribution Rate

Distributions to common shareholders for the year ended April 30, 2001 totaled
84.0 cents per share. Based on the share price of $8.84 on April 30, 2001, the cash distribution rate over the last 12 months was 9.5%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

On June 13, 2001, the Board of Directors declared a 7.0 cent per share monthly distribution. It is the Board's policy to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. The Board intends to review the distribution policy and current monthly distribution rate of 7.0 cents per share on a quarterly basis, with the next scheduled review to take place in September 2001.

Net Asset Value Performance: 5.3% Per Annum Return Since Inception

The Fund's Net Asset Value ("NAV") returned 1.1% over the six months to April 30, 2001. Since inception, the Fund's NAV has returned 5.3% per annum to April 30, 2001. On April 30, 2001, the Fund's share price was $8.84, which represented a discount of 10.3% to the NAV of $9.86.


                                       Aberdeen Commonwealth Income Fund, Inc. 3

Letter to Shareholders (concluded)

Asian Investments: 5.6% of Total Assets Invested in Asian Debt Securities

As of April 30, 2001, 5.6% of the Fund's total assets were held in Asian debt securities, a sector that presents attractive opportunities. The Fund's ability to increase its investment in Asian markets remains constrained by the potential realization of foreign exchange losses.

Shareholders Elect Directors

At the Annual Meeting of Shareholders, Martin J. Gilbert, Neville J. Miles and Warren C. Smith were elected by holders of the Fund's common stock as Class III Directors to serve for a three-year term. Dr. Anton E. Shrafl and John T. Sheehy were elected by holders of the Fund's preferred stock for a one-year term, expiring at the next Annual Meeting of Shareholders.

For information about the Fund, including weekly updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Investor Relations, by:

o calling toll free on 1-800-522-5465 or 1-212-968-8800 in the United States,

o email to InvestorRelations@aberdeen-asset.com, or

o visit the website at www.aberdeen-asset.com/usa

For information about the Aberdeen group, visit the Aberdeen website at www.aberdeen-asset.com

Yours sincerely,


/s/ Martin Gibert

Martin Gibert
Chairman


4 Aberdeen Commonwealth Income Fund, Inc.

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined as at the end of the Fund's fiscal year, October 31.

However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

The Fund estimates that the distributions for the fiscal year commencing November 1, 2000, including the distribution paid on June 15, 2001, are comprised of 56% net investment income and 44% return of paid-in capital.

This estimated distribution composition will vary from month to month because it may be materially impacted by future realized capital gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated.

In January 2002, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.


                                       Aberdeen Commonwealth Income Fund, Inc. 5

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case, the Fund will issue additional shares. As a participant in the Plan, you will have the convenience of:

Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience--the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200 Boston, MA 02266 or toll free on 1-800-451-6788.


6 Aberdeen Commonwealth Income Fund, Inc.

Report of the Investment Manager

Share Price Performance

On April 30, 2001, the Fund's share price was $8.84, which represented a discount of 10.3% to the NAV of $9.86. At the date of this report, the share price was $8.80 representing a discount of 11.4% to the NAV of $9.93.

Auction Market Preferred Stock (AMPS)

The Fund's $30 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 5.26% over the quarter ended April 30, 2001, compared with 5.09% for 30-day U.S. commercial paper over the same period. These rates have decreased since the quarter ended January 31, 2001, due to the lowering of interest rates by the US Federal Reserve during the quarter.

The Fund is a leveraged Fund. Over the past year, the U.S. dollar has strengthened against virtually all other currencies in the world. This has resulted in a negative impact for common shareholders. However, in anticipation of an appreciating Australian dollar, the Manager expects that in the medium term this situation will rectify itself and that the AMPS process will be a positive contribution to the Fund's performance.


                                       Aberdeen Commonwealth Income Fund, Inc. 7

Portfolio Composition

Geographic Composition

The table below shows the geographic composition of the Fund's total investments as of April 30, 2001, compared with the previous six and twelve months.

               TABLE 1: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                           GEOGRAPHIC ASSET ALLOCATION

================================================================================
                                April 30, 2001  October 31, 2000  April 30, 2000
                                       %                %                %
--------------------------------------------------------------------------------
Australia                            23.6              24.0            24.2
Canada                               32.8              35.8            33.3
New Zealand                           3.7               3.3             3.6
United Kingdom                       30.5              29.4            31.5
United States*                        3.8               3.8             1.5
Asia                                  5.6               3.7             5.9
--------------------------------------------------------------------------------
Total Portfolio                     100.0             100.0           100.0
================================================================================
* It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US short-term securities to cover distributions and expenses.

Currency Composition

The table below shows the currency composition of the Fund's total investments as of April 30, 2001, compared with the previous six and twelve months.

               TABLE 2: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                               CURRENCY ALLOCATION

================================================================================
                                April 30, 2001  October 31, 2000  April 30, 2000
                                       %                %                %
--------------------------------------------------------------------------------
Australian Dollar                    23.6              24.0            24.2
Canadian Dollar                      32.8              35.8            33.3
New Zealand Dollar                    3.7               3.3             3.6
British Pound                        30.5              29.4            31.5
United States Dollar*                 3.8               3.8             4.3
Asia Currencies                       5.6               3.7             3.1
--------------------------------------------------------------------------------
Total Portfolio                     100.0             100.0           100.0
================================================================================
*     Includes Asian Yankee bond investments.


8 Aberdeen Commonwealth Income Fund, Inc.

Maturity Composition

On April 30, 2001, the average maturity of the Fund's assets was 8.0 years, compared with 8.3 years on October 31, 2001. The Fund's modified duration remained at 4.9 years for the six months ended April 30, 2001. The table below shows the maturity composition of the Fund's investments as of April 30, 2001:

               TABLE 3: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                                MATURITY ANALYSIS

================================================================================
                     Less than 1 year   1--5 years   5--10 years   Over 10 years
                            %              %            %                %
--------------------------------------------------------------------------------
Australia                  18.9           27.6         44.7              8.8
Canada                     28.1           17.2         12.2             42.5
New Zealand                51.5           24.5         24.0               --
United Kingdom             10.9           24.9         27.1             37.1
United States             100.0             --           --               --
Asia                        3.4           84.6         12.0               --
--------------------------------------------------------------------------------
Total Portfolio            23.2           24.8         24.4             27.6
================================================================================

Sectoral Composition

The table below shows the sectoral composition of the Fund's total investments as at April 30, 2001:

               TABLE 4: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                              SECTORAL COMPOSITION

================================================================================
                     Sovereign   Provincial/ Utilities/
                      Gov't.        State   Supranational  Corporate    Cash or
                       Bonds        Bonds       Bonds        Bonds    Equivalent
                         %            %           %            %           %
--------------------------------------------------------------------------------
Australia               9.4         11.2         1.8          0.5         0.7
Canada                 20.5          6.1         0.6          1.4         4.2
New Zealand             0.3           --         1.3          0.8         1.3
United Kingdom         22.0           --         3.2          4.4         0.9
United States            --           --          --           --         3.8
Asia                    3.8          0.6         0.2          0.1         0.9
--------------------------------------------------------------------------------
Total Portfolio        56.0         17.9         7.1          7.2        11.8
================================================================================


                                       Aberdeen Commonwealth Income Fund, Inc. 9

Portfolio Composition (concluded)

Quality of Investments

On April 30, 2001, 88.3% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Corporation or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of April 30, 2001.

               TABLE 5: ABERDEEN COMMONWEALTH INCOME FUND, INC.--
                                  ASSET QUALITY

================================================================================
                             AAA/Aaa     AA/Aa        A       BBB/Baa     BB/Ba*
                                %          %          %          %           %
--------------------------------------------------------------------------------
Australia                     76.7       23.3         --         --         --
Canada                        12.9       76.0       11.1         --         --
New Zealand                   35.3       49.8       14.9         --         --
United Kingdom                64.6       24.8       10.6         --         --
United States                100.0         --         --         --         --
Asia                          20.3         --       11.7       68.0         --
--------------------------------------------------------------------------------
Total Portfolio               48.4       39.9        8.1        3.6         --
================================================================================
*     Below investment grade.


10 Aberdeen Commonwealth Income Fund, Inc.

Market Review and Outlook

AUSTRALIA

The benchmark 10-year bond yield fell from 6.19% to 5.78% over the six months ended April 30, 2001, as US and domestic data suggested a deceleration in GDP. Bank bill yields fell in line with official interest rates, closing at 4.89%.

Short-term interest rate differentials have now moved back in the Australian dollar's favor, as a result of the US Federal Reserve having aggressively cut the Fed Funds rate to 4.5%. As the market continues to anticipate a more aggressive easing cycle in the US than domestically, the Investment Manager expects that interest rate differentials should lend support to the currency in 2001. In addition, it is expected that the competitive level of the Australian dollar during 2000 could see relative outperformance by the Australian economy in 2001.

The Australian dollar weakened over the six months, closing at $0.51.

CANADA

As the US economy has slowed, Canadian leading indicators have lost considerable momentum, and Canadian GDP growth is now expected to slow more dramatically during 2001. The Bank of Canada has eased monetary policy by 100 basis points since the start of the year, reflecting slower growth and weaker inflationary pressures, with core inflation remaining benign at the center of the Bank of Canada's 1-3% target band. It is expected that over the coming year more aggressive central bank easings in Canada and globally will help stabilize the recent weakness of the Canadian dollar.

The Canadian dollar depreciated slightly over the six months, closing at $0.65.

NEW ZEALAND

Business and consumer confidence in New Zealand have recovered sharply over recent months, although the country's retail spending and the housing market remain subdued. A combination of higher energy prices, sustained weakness in the New Zealand dollar, and several one-off tax and policy changes generated price pressures which saw the annual inflation rate reach 4% in the 4th quarter of 2000. The New Zealand economy has felt the impact of a global slowdown. However, the country's current inflation rate is likely to see the Reserve Bank of New Zealand's easing cycle lag the rest of the dollar bloc.

The New Zealand dollar weakened over the six months, closing at $0.41.


                                      Aberdeen Commonwealth Income Fund, Inc. 11

Market Review and Outlook (concluded)

UNITED KINGDOM

Inflation pressures have continued to ease in the UK, allowing the Bank of England to take swift policy action. Although subject to deteriorating global economic conditions, the Investment Manager believes that the UK economy is well placed to ride out the slowdown, with inflation firmly under control.

The pound depreciated against the US dollar over the six months, to close at $1.43.

ASIA

Domestic and Yankee (US$ denominated) bonds

US$ denominated Asian bond yields (Yankees) fell over the six months ended April 30, 2001, in line with falling US interest rates. Signs of economic slowdown have emerged in Asia over the six months, reflected in wider credit spreads through late 2000. The easing of monetary policy by the US Federal Reserve however, allowed a sharp contraction in credit spreads during January.

Currencies

Most Asian currencies depreciated against the US dollar over the six months. The Malaysian ringgit remained pegged to the US dollar.


12 Aberdeen Commonwealth Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last six and twelve month periods.

================================================================================
                               April 30, 2001  October 31, 2000   April 30, 2000
--------------------------------------------------------------------------------

Australia
90 day bank bills                  4.89%             6.43%            6.24%
10 year bonds                      5.78%             6.19%            6.39%
Australian Dollar                 $ 0.51            $ 0.52           $ 0.58

Canada
90 day bank bills                  4.44%             5.64%            5.50%
10 year bonds                      5.79%             5.81%            6.17%
Canadian Dollar                   $ 0.65            $ 0.66           $ 0.68

New Zealand
90 day bank bills                  5.84%             6.65%            6.66%
10 year bonds                      6.59%             6.69%            7.03%
NZ Dollar                         $ 0.41            $ 0.39           $ 0.49

United Kingdom
90 day bank bills                  5.58%             5.87%            6.01%
10 year bonds                      5.12%             5.16%            5.21%
British Pound                     $ 1.43            $ 1.45           $ 1.57

South Korea
90 day bank bills                  6.10%             7.11%            7.37%
5 year bonds                       7.85%             7.95%            9.28%
South Korean Won*              (Won)1315         (Won)1137        (Won)1108

Thailand
90 day bank bills                  2.50%             3.00%            3.50%
10 year bonds                      5.05%             5.31%            6.95%
Thai Baht*                    (Baht)45.6          (Baht)44         (Baht)38

Philippines
90 day bank bills                 10.78%            18.79%            8.80%
10 year bonds                     15.81%            19.27%           14.40%
Philippines Peso*              (Peso)51.4         (Peso)52         (Peso)41

Malaysia
90 day bank bills                  3.45%             3.50%            2.85%
10 year bonds                      4.50%             5.68%            5.86%
Malaysian Ringgit*          (Ringgit)3.8      (Ringgit)3.8     (Ringgit)3.8

Singapore
90 day bank bills                  4.44%             2.38%            2.17%
10 year bonds                      4.14%             4.33%            4.14%
Singapore Dollar*                S$ 1.82           S$ 1.76          S$ 1.70

US$ Yankee Bonds**
South Korea                        7.08%             8.13%            8.32%
Thailand                           6.57%             7.40%            8.10%
Philippines                       10.58%            12.11%           10.42%
================================================================================
* These currencies are quoted Asian currency per US dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted US dollars per currency.
**    Sovereign issues.

      Aberdeen Asset Managers (C.I.) Limited
      June 2001


                                      Aberdeen Commonwealth Income Fund, Inc. 13

Portfolio of Investments (unaudited)

As of April 30, 2001

Principal
Amount
Local
Currency (a)                                                          Value
(000)         Description                                             (US$)
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--87.0%
AUSTRALIA--22.6%
Government Bonds--7.6%
A$
        Commonwealth of Australia,
 1,500  12.00%, 11/15/01 ..........................................     789,916
 3,000  10.00%, 10/15/02 ..........................................   1,630,607
 2,000  9.50%, 8/15/03 ............................................   1,110,859
 1,000  10.00%, 2/15/06 ...........................................     604,937
 1,000  10.00%, 10/15/07 ..........................................     627,807
 2,000  8.75%, 8/15/08 ............................................   1,198,930
 2,500  7.50%, 9/15/09 ............................................   1,414,479
 3,500  6.50%, 5/15/13 ............................................   1,861,315
                                                                   ------------
        Total Australian
        government bonds
        (cost US$12,316,858) ......................................   9,238,850
                                                                   ------------

Semi-Government Bonds--11.1%
New South Wales--4.0%
        New South Wales Treasury
        Corporation,
 2,000  8.00%, 12/01/01 ...........................................   1,033,268
 1,500  7.00%, 4/01/04 ............................................     793,971
 4,200  7.00%, 12/01/10 ...........................................   2,255,072
        First Australian National
        Mortgage Acceptance
        Corporation, Series 22,
 1,421  11.40%, 12/15/01 ..........................................     745,344
                                                                   ------------
                                                                      4,827,655
                                                                   ------------

Queensland--3.3%
        Queensland Treasury Corporation,
 3,000  8.00%, 8/14/01 ............................................   1,535,447
 2,000  8.00%, 5/14/03 (Global) ...................................   1,070,801
 1,000  8.00%, 9/14/07 (Global) ...................................     565,883
   500  6.00%, 7/14/09 ............................................     253,088
 1,250  6.00%, 6/14/21 ............................................     608,241
                                                                   ------------
                                                                      4,033,460
                                                                   ------------

South Australia--0.2%
A$
        South Australia Finance Authority,
   500  12.50%, 5/08/01 ...........................................     253,931
                                                                   ------------

Victoria--3.1%
        State Electricity Commission
        of Victoria,
  535   10.50%, 5/27/03 ...........................................     298,623
        Treasury Corporation of Victoria,
 1,000  9.00%, 6/27/05 ............................................     568,165
 1,500  10.25%, 11/15/06 ..........................................     920,804
 4,000  5.50%, 9/15/10 ............................................   1,933,041
                                                                   ------------
                                                                      3,720,633
                                                                   ------------

Western Australia--0.5%
        Western Australia Treasury
        Corporation,
 1,000  10.00%, 7/15/05 ...........................................     589,498
                                                                   ------------
        Total Australian semi-
        government bonds
        (cost US$16,921,850) ......................................  13,425,177
                                                                   ------------

Supranational--2.6%
        Eurofima,
 3,500  9.875%, 1/17/07 ...........................................   2,108,405
        Federal National Mortgage
        Association, Series EMTN,
 2,000  6.375%, 8/15/07 ...........................................   1,032,355
                                                                   ------------
        Total Australian
        supranational bonds
        (cost US$3,220,638) .......................................   3,140,760
                                                                   ------------

Utilities--0.9%
        Telstra Corp.,
 2,000  11.50%, 10/15/02 ..........................................   1,103,160
                                                                   ------------
        Total Australian utility bonds
        (cost US$1,745,314) .......................................   1,103,160
                                                                   ------------


14 Aberdeen Commonwealth Income Fund, Inc.    See Notes to Financial Statements.

As of April 30, 2001

Principal
Amount
Local
Currency (a)                                                          Value
(000)         Description                                             (US$)
--------------------------------------------------------------------------------

Banking and Finance--0.2%
A$
        ING Mercantile Mutual Bank Ltd.,
   500  7.125%, 3/13/02 ...........................................     258,241
                                                                   ------------
        Total Australian banking
        and finance bonds
        (cost US$379,513) .........................................     258,241
                                                                   ------------

Corporate Non-Banks--0.2%
        GE Capital Australia,
   600  6.75%, 9/15/07 ............................................     313,742
                                                                   ------------
        Total Australian corporate
        non-bank bonds
        (cost US$337,145) .........................................     313,742
                                                                   ------------

        Total Australian long-term
        investments
        (cost US$34,921,318) ......................................  27,479,930
                                                                   ------------

CANADA--28.3%
Government Bonds--20.4%
C$
        Canadian Government,
 6,000  8.50%, 4/01/02 ............................................   4,036,821
 5,000  5.25%, 9/01/03 ............................................   3,267,286
 2,500  7.25%, 6/01/07 ............................................   1,763,907
 2,000  5.50%, 6/01/09 ............................................   1,281,492
 1,000  10.75%, 10/01/09 ..........................................     862,126
 3,000  10.25%, 3/15/14 ...........................................   2,702,223
 4,000  8.00%, 6/01/23 ............................................   3,208,968
 8,000  9.00%, 6/01/25 ............................................   7,079,543
        Canada (Cayman),
   750  7.25%, 6/01/08 ............................................     518,099
                                                                   ------------
        Total Canadian
        government bonds
        (cost US$27,425,206) ......................................  24,720,465
                                                                   ------------

Semi-Government Bonds--6.0%
British Columbia--1.9%
C$
        Province of British Columbia,
 1,000  10.15%, 8/29/01 ...........................................     661,334
 2,000  9.50%, 1/09/12 ............................................   1,627,437
                                                                   ------------
                                                                      2,288,771
                                                                   ------------

Ontario--0.9%
        Ontario Hydro,
   500  8.50%, 5/26/25 ............................................     400,084
        Province of Ontario,
 1,000  8.75%, 4/22/03 ............................................     695,178
                                                                   ------------
                                                                      1,095,262
                                                                   ------------

Quebec--2.8%
        Quebec Hydro,
 1,500  7.00%, 6/01/04 ............................................   1,008,708
 1,000  4.61%, 1/28/05 (b) ........................................     647,972
 2,000  9.625%, 7/15/22 ...........................................   1,710,463
                                                                   ------------
                                                                      3,367,143
                                                                   ------------

Toronto--0.4%
        Metropolitan Municipality
        of Toronto,
   750  9.625%, 5/14/02 ...........................................     510,544
                                                                   ------------
        Total Canadian semi-
        government bonds
        (cost US$7,998,769) .......................................   7,261,720
                                                                   ------------


See Notes to Financial Statements.    Aberdeen Commonwealth Income Fund, Inc. 15

As of April 30, 2001

Principal
Amount
Local
Currency (a)                                                          Value
(000)         Description                                             (US$)
--------------------------------------------------------------------------------

Utilities--0.5%
C$
        Bell Telephone Company
        of Canada,
   500  10.50%, 7/15/09 ...........................................     347,755
        Tokyo Electric Power Company,
   500  10.50%, 6/14/01 ...........................................     326,808
                                                                   ------------
        Total Canadian utility bonds
        (cost US$879,374) .........................................     674,563
                                                                   ------------

Banking and Finance--1.1%
        Bank of Nova Scotia,
 1,000  10.35%, 7/19/01 ...........................................     657,682
        Credit Local de France,
 1,000  6.75%, 3/21/06 ............................................     676,501
                                                                   ------------
        Total Canadian banking
        and finance bonds
        (cost US$1,582,837) .......................................   1,334,183
                                                                   ------------

Corporate Non-Banks--0.3%
        Procter & Gamble Company,
   500  10.875%, 8/15/01 ..........................................     330,062
                                                                   ------------
        Total Canadian corporate
        non-bank bonds
        (cost US$453,347) .........................................     330,062
                                                                   ------------

        Total Canadian
        long-term investments
        (cost US$38,339,533) ......................................  34,320,993
                                                                   ------------

MALAYSIA--0.6%
Semi-Government Bonds--0.6%
MYR
        Danamodal Nasional Berhad,
 3,100  0.00%, 10/21/03 ...........................................     747,671
                                                                   ------------
        Total Malaysia
        long term investments
        (cost US$722,239) .........................................     747,671
                                                                   ------------

NEW ZEALAND--2.4%
Government Bonds--0.3%
NZ$
        Canadian Government,
 1,000  6.625%, 10/03/07 ..........................................     408,698
                                                                   ------------
        Total New Zealand
        government bonds
        (cost US$557,544) .........................................     408,698
                                                                   ------------

Utilities--1.3%
        Electricity Corporation of
        New Zealand Ltd.,
 1,750  10.00%, 10/15/01 ..........................................     732,789
 1,000  8.00%, 2/15/03 ............................................     424,487
        TCNZ Finance Limited,
 1,000  9.25%, 7/01/02 ............................................     423,823
                                                                   ------------
        Total New Zealand
        utility bonds
        (cost US$2,335,352) .......................................   1,581,099
                                                                   ------------

Banking and Finance--0.2%
        Transpower Finance Ltd.,
   500  8.00%, 6/15/05 ............................................     214,803
                                                                   ------------
        Total New Zealand banking
        and finance bonds
        (cost US$348,382) .........................................     214,803
                                                                   ------------

Corporate Non-Banks--0.6%
        Housing New Zealand,
 1,500  8.00%, 11/15/06 ...........................................     654,476
                                                                   ------------
        Total New Zealand
        corporate non-bank bonds
        (cost US$806,899) .........................................     654,476
                                                                   ------------

        Total New Zealand
        long-term investments
        (cost US$4,048,177) .......................................   2,859,076
                                                                   ------------


16 Aberdeen Commonwealth Income Fund, Inc.    See Notes to Financial Statements.

As of April 30, 2001

Principal
Amount
Local
Currency (a)                                                          Value
(000)         Description                                             (US$)
--------------------------------------------------------------------------------

PHILIPPINES--0.2%
Government Bonds--0.2%
PHP
        Philippine Government,
 4,000  11.875%, 6/10/01 ..........................................      78,049
 7,000  16.50%, 2/25/09 ...........................................     144,730
                                                                   ------------
        Total Philippine
        long-term investments
        (cost US$310,182) .........................................     222,779
                                                                   ------------

SINGAPORE--0.5%
Government Bonds--0.4%
SGD
        Singapore Government,
   100  3.00%, 11/01/02 ...........................................      55,492
   540  4.00%, 2/01/05 ............................................     307,385
    50  4.00%, 3/01/07 ............................................      28,406
    70  4.625%, 7/01/10 ...........................................      41,455
                                                                   ------------
        Total Singapore
        government bonds
        (cost US$444,929) .........................................     432,738
                                                                   ------------

Utilities--0.1%
        Singapore Power,
   250  4.60%, 9/21/07 ............................................     145,124
                                                                   ------------
        Total Singapore corporate
        non-bank bonds
        (cost US$144,046) .........................................     145,124
                                                                   ------------

        Total Singapore
        long-term investments
        (cost US$588,975) .........................................     577,862
                                                                   ------------

SOUTH KOREA--2.9%
Government Bonds--1.3%
US$
        EMBARC Ltd. Linked Note
        Series 1-9,
 2,000  5.828%, 8/18/03 (b)(c) ....................................   1,527,547
                                                                   ------------

Government Banks--1.6%
US$
        EMBARC Ltd. Linked Note
        Series 1-7,
 2,600  5.013%, 6/28/02 (b)(d) ....................................   1,966,777
                                                                   ------------
        Total Korean
        long term investments
        (cost US$4,119,013) .......................................   3,494,324
                                                                   ------------

THAILAND--0.5%
Government Bonds--0.3%
THB
        Thailand Government,
 5,000  6.125%, 4/12/02 (e) .......................................     113,719
   550  8.25%, 10/14/03 ...........................................      13,644
12,000  8.00%, 12/08/06 (e) .......................................     316,761
                                                                   ------------
        Total Thailand
        government bonds
        (cost US$491,869) .........................................     444,124
                                                                   ------------

Utilities--0.1%
        Eastern Water Resources
        Development and Management
        Company Limited,
 4,000  9.00%, 7/22/04 (e) ........................................      96,046
                                                                   ------------
        Total Thailand utility bonds
        (cost US$102,863) .........................................      96,046
                                                                   ------------

Corporate Non-Banks--0.1%
        Advanced Info Service Public
        Company Limited,
 5,200  6.50%, 3/20/03 (e) ........................................     118,931
                                                                   ------------
        Total Thailand corporate
        non-bank bonds
        (cost US$137,822) .........................................     118,931
                                                                   ------------

        Total Thailand
        long-term investments
        (cost US$732,554) .........................................     659,101
                                                                   ------------


See Notes to Financial Statements.    Aberdeen Commonwealth Income Fund, Inc. 17

As of April 30, 2001

Principal
Amount
Local
Currency (a)                                                          Value
(000)         Description                                             (US$)
--------------------------------------------------------------------------------

UNITED KINGDOM--29.0%
Government Bonds--21.7%
(pound)
        United Kingdom Treasury,
 1,000  7.00%, 11/06/01 ...........................................   1,444,090
 1,500  8.00%, 6/10/03 ............................................   2,267,629
   500  5.00%, 6/07/04 ............................................     712,604
 1,250  8.50%, 12/07/05 ...........................................   2,029,164
 1,100  7.50%, 12/07/06 ...........................................   1,747,742
   500  5.75%, 12/07/09 ...........................................     744,861
 1,500  8.00%, 9/27/13 ............................................   2,697,208
   600  8.00%, 12/07/15 ...........................................   1,110,125
 3,000  8.00%, 6/07/21 ............................................   5,896,950
 2,350  6.00%, 12/07/28 ...........................................   3,909,964
        Republic of Finland,
 1,000  8.00%, 4/07/03 ............................................   1,494,901
 1,250  10.125%, 6/22/08 ..........................................   2,220,976
                                                                    -----------
        Total United Kingdom
        government bonds
        (cost US$29,693,653) ......................................  26,276,214
                                                                    -----------

Utilities--3.1%
        British Gas PLC,
 1,400  8.875%, 7/08/08 ...........................................   2,293,572
        Thames Water Utilities
        Finance PLC,
 1,000  10.50%, 11/21/01 ..........................................   1,466,120
                                                                    -----------
        Total United Kingdom
        utility bonds
        (cost US$4,037,772) .......................................   3,759,692
                                                                    -----------

Banking and Finance--4.2%
(pound)
        Abbey National Treasury
        Services PLC,
 1,250  8.00%, 4/02/03 ............................................   1,864,996
        Barclays Bank PLC,
 1,000  9.875%, 5/29/49 ...........................................   1,698,805
        Lloyds Bank PLC,
   500  7.375%, 3/11/04 ...........................................     744,926
        Prudential Finance B.V.,
   500  9.375%, 6/04/07 ...........................................     833,860
                                                                    -----------
        Total United Kingdom
        banking and finance bonds
        (cost US$5,050,153) .......................................   5,142,587
                                                                    -----------

        Total United Kingdom
        long-term investments
        (cost US$38,781,578) ......................................  35,178,493
                                                                    -----------

        Total long-term investments
        (cost US$122,563,569) ..................................... 105,540,229
                                                                    -----------

SHORT-TERM INVESTMENTS--10.9%
Australia--0.5%
A$
        Banque Nationale de Paris
        Fixed Deposit,
 1,252  5.75%, 5/01/01
        (cost US$635,073) .........................................     635,073
                                                                    -----------

Canada--4.3%
C$
        State Street Bank and
        Trust Company Time Deposit,
 8,001  4.50%, 5/02/01
        (cost US$5,163,674) .......................................   5,199,580
                                                                    -----------


18 Aberdeen Commonwealth Income Fund, Inc.    See Notes to Financial Statements.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2001

Principal
Amount
Local
Currency (a)                                                          Value
(000)         Description                                             (US$)
--------------------------------------------------------------------------------

New Zealand--1.3%
NZ$
        State Street Bank and
        Trust Company Time Deposit,
 3,891  5.85%, 5/02/01
        (cost US$1,587,568) .......................................   1,599,241
                                                                   ------------

United Kingdom--0.9%
(pound)
        State Street Bank and
        Trust Company Fixed Deposit,
   745  5.125%, 5/02/01
        (cost US$1,073,376) .......................................   1,066,295
                                                                   ------------

United States--3.9%
US$
 4,732  Repurchase Agreement,
        State Street Bank and Trust
        Company, 4.42% dated 4/30/01, due
        05/01/01 in the amount
        of $4,732,581 (collateralized
        by $4,175,000 U.S. Treasury
        Bonds, 7.125% due 2/15/23;
        value $4,831,398)
        (cost US$4,732,000) .......................................   4,732,000
                                                                   ------------
        Total short-term investments
        (cost US$13,191,691) ......................................  13,232,189
                                                                   ------------

--------------------------------------------------------------------------------
Total Investments--97.9% (cost US$135,755,260)                      118,772,418

Unrealized appreciation on forward foreign currency
exchange contracts--0.0% (f)                                             10,511

Other assets in excess of liabilities--2.1%                           2,574,847
--------------------------------------------------------------------------------
Total Net Assets--100.0%                                           $121,357,776
================================================================================
(a)   A$--Australian dollar
      C$--Canadian dollar
      KRW--South Korean Won
      MYR--Malaysian Ringgit
      NZ$--New Zealand dollar
      PHP--Philippine peso
      SGD--Singapore dollar
      THB--Thailand Baht
      (pound)--British pound
      US$--United States dollar
(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at April 30, 2001.
(c) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean Won.
(d) Value of security is linked to the value of Korea Development Bank 7.01%, 6/26/02 and the movement of the South Korean Won.
(e) Securities, or a portion thereof, pledged as collateral for the forward currency exchange contracts.
(f) Forward foreign currency exchange contracts entered into as of April 30, 2001 were as follows:

--------------------------------------------------------------------------------
Purchases                                                         Net Unrealized
                                                                   Appreciation
Contracts to Receive In exchange for   Settlement Date    Value   (Depreciation)
--------------------------------------------------------------------------------
PHP 18,637,500         US$350,000         05/24/01     US$360,291     $10,291
THB 3,499,200          US$ 80,000         05/15/01     US$ 76,842      (3,158)
                                                                      -------
                                                                      $ 7,133
                                                                      -------

--------------------------------------------------------------------------------
Sales
                                                                  Net Unrealized
Contracts to Deliver In exchange for   Settlement Date    Value    Appreciation
--------------------------------------------------------------------------------
THB 3,489,200          US$ 80,000         05/15/01     US$ 76,622     $ 3,378
                                                                      -------
                                                          Total       $10,511
                                                                      =======


See Notes to Financial Statements.    Aberdeen Commonwealth Income Fund, Inc. 19

Statement of Assets and Liabilities (unaudited)

April 30, 2001

Assets
Investments, at value (cost $135,755,260) ..................................          $ 118,772,418
Foreign currency, at value (cost $939,651) .................................                920,155
Cash .......................................................................                    622
Interest receivable ........................................................              2,573,747
Net unrealized appreciation on forward foreign exchange contracts ..........                 10,511
Prepaid expenses and other assets ..........................................                 62,063
                                                                                      -------------
   Total assets ............................................................            122,339,516
                                                                                      -------------

Liabilities
Dividends payable--common stock ............................................                648,634
Investment management fee payable ..........................................                 67,625
Administration fee payable .................................................                 20,808
Accrued expenses and other liabilities .....................................                244,673
                                                                                      -------------
   Total liabilities .......................................................                981,740
                                                                                      -------------
Total Net Assets ...........................................................          $ 121,357,776
                                                                                      =============

Total net assets were composed of:
Common stock:
   Par value ($.001 per share, applicable to 9,266,209 shares issued) ......          $       9,266
   Paid-in capital in excess of par ........................................            127,653,616
Preferred stock ($.001 par value per share and $25,000 liquidation value per
   share applicable to 1,200 shares; Note 5) ...............................             30,000,000
                                                                                      -------------
                                                                                        157,662,882
Distributions in excess of investment income ...............................             (1,987,516)
Undistributed net realized gains on investment transactions ................                292,421
Net unrealized depreciation on investments .................................             (2,849,219)
Accumulated net realized foreign exchange losses ...........................            (17,574,680)
Net unrealized foreign exchange losses .....................................            (14,186,112)
                                                                                      -------------
Total Net Assets ...........................................................          $ 121,357,776
                                                                                      =============
Net assets applicable to common shareholders ...............................          $  91,357,776
                                                                                      =============
Net asset value per common share ($91,357,776/9,266,209 shares of
   common stock issued and outstanding) ....................................          $        9.86
                                                                                      =============


20 Aberdeen Commonwealth Income Fund, Inc.    See Notes to Financial Statements.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2001

Net Investment Income
Income
   Interest and discount earned (net of foreign withholding taxes of $91,310)          $ 4,384,960
                                                                                       -----------
Expenses
   Investment management fee ................................................              408,512
   Administration fee .......................................................              125,696
   Independent accountant's fees and expenses ...............................               76,094
   Directors' fees and expenses .............................................               55,842
   Custodian's fees and expenses ............................................               51,612
   Reports to shareholders ..................................................               49,598
   Insurance expense ........................................................               40,558
   Auction agent's fees and expenses ........................................               39,331
   Investor Relations fees and expenses .....................................               36,581
   Legal fees and expenses ..................................................               35,299
   Registration fees ........................................................               11,667
   Transfer agent's fees and expenses .......................................                9,775
   Miscellaneous ............................................................               13,904
                                                                                       -----------
     Total operating expenses ...............................................              954,469
                                                                                       -----------
Net investment income .......................................................            3,430,491
                                                                                       -----------
Realized and Unrealized Gains (Losses) on Investments and
Foreign Currencies
   Net realized losses on investment transactions ...........................              (21,463)
   Net realized foreign exchange losses .....................................           (2,425,703)
                                                                                       -----------
                                                                                        (2,447,166)
                                                                                       -----------
   Net change in unrealized depreciation of investments .....................             (479,504)
   Net change in unrealized foreign exchange losses .........................            1,093,674
                                                                                       -----------
                                                                                           614,170
                                                                                       -----------
Net Loss on investments and foreign currencies ..............................           (1,832,996)
                                                                                       -----------
Net Increase in Net Assets Resulting from Operations ........................          $ 1,597,495
                                                                                       ===========


See Notes to Financial Statements.    Aberdeen Commonwealth Income Fund, Inc. 21

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2001

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from operating activities
   Interest received ........................................      $  4,387,303
   Operating expenses paid ..................................          (942,665)
   Sales of short-term portfolio investments, net ...........        (1,430,114)
   Purchases of long-term portfolio investments .............       (16,843,906)
   Proceeds from sales of long-term portfolio investments ...        20,181,649
   Losses from forward foreign exchange contracts ...........            (2,982)
   Other ....................................................               416
                                                                   ------------
     Net cash provided from operating activities ............         5,349,701
                                                                   ------------
Cash flows used for financing activities
   Dividends paid to common shareholders ....................        (3,891,429)
   Dividends paid to preferred shareholders .................          (842,556)
                                                                   ------------
     Net cash used for financing activities .................        (4,733,985)
                                                                   ------------
Effect of exchange rate on cash .............................           (78,888)
                                                                   ------------
Net increase in cash ........................................           536,828
   Cash at beginning of period ..............................           383,949
                                                                   ------------
   Cash at end of period ....................................      $    920,777
                                                                   ============
Reconciliation of Net Increase in Net Assets from
Operations to Net Cash (Including Foreign Currency)
Provided from Operating Activities
   Net increase in total net assets resulting from operations      $  1,597,495
                                                                   ------------
   Decrease in investments ..................................         1,606,902
   Net realized losses on investment ........................            21,463
   Net realized foreign exchange losses .....................         2,425,703
   Net realized loss on forward foreign exchange contracts ..            (2,982)
   Net change in unrealized depreciation on investments .....           479,504
   Net change in unrealized foreign exchange losses .........        (1,093,674)
   Decrease in interest receivable ..........................           191,539
   Increase in receivable for investments sold ..............         5,068,180
   Net increase in other assets .............................               416
   Increase in payable for investments purchased ............        (4,956,649)
   Decrease in accrued expenses and other liabilities .......            11,804
                                                                   ------------
   Total adjustments ........................................         3,752,206
                                                                   ------------
Net cash provided from operating activities .................      $  5,349,701
                                                                   ============


22 Aberdeen Commonwealth Income Fund, Inc.    See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                       For the Six
                                                                      Months Ended    For the Year
                                                                     April 30, 2001       Ended
                                                                       (unaudited)    Oct. 31, 2000
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
   Net investment income .........................................   $   3,430,491    $   7,522,827
   Net realized gains (losses) on investment transactions ........         (21,463)       2,020,497
   Net realized gains on futures transactions ....................              --           28,352
   Net realized foreign exchange losses ..........................      (2,425,703)      (5,683,079)
   Net change in unrealized appreciation/depreciation
     of investments ..............................................        (479,504)      (2,122,298)
   Net change in unrealized foreign exchange losses ..............       1,093,674       (9,888,532)
                                                                     -------------    -------------
Net increase (decrease) in net assets resulting from operations ..       1,597,495       (8,122,233)
                                                                     -------------    -------------
Dividends and distributions to shareholders
   Dividends to common shareholders from net
     investment income ...........................................      (1,903,913)      (6,591,924)
   Dividends to preferred shareholders from net
     investment income ...........................................        (842,556)      (1,514,672)
   Distributions to common shareholders in excess of net
     investment income ...........................................      (1,987,516)              --
   Distributions to common shareholders from net realized gains
     on investment transactions ..................................              --       (1,468,931)
   Distributions to preferred shareholders from net realized gains
     on investment transactions ..................................              --         (312,268)
                                                                     -------------    -------------
Net decrease in net assets resulting from dividends and
   distributions to shareholders .................................      (4,733,985)      (9,887,795)
                                                                     -------------    -------------
Total decrease in net assets .....................................      (3,136,490)     (18,010,028)
Total Net Assets
Beginning of period ..............................................     124,494,266      142,504,294
                                                                     -------------    -------------
End of period (including distributions in excess of net
   investment income of ($1,987,516) and ($684,022),
   respectively) .................................................   $ 121,357,776    $ 124,494,266
                                                                     =============    =============


See Notes to Financial Statements.    Aberdeen Commonwealth Income Fund, Inc. 23

Financial Highlights

                                                     For the Six
                                                    Months Ended   For the Year Ended October 31,
                                                   April 30, 2001  ------------------------------
                                                     (unaudited)     2000                 1999
-------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share,
  beginning of period .............................   $  10.20     $  12.14             $  13.07
                                                      --------     --------             --------
Net investment income .............................       0.37         0.81                 0.87
Net realized and unrealized gains (losses)
  on investments and foreign currencies ...........      (0.20)       (1.68)               (0.70)
                                                      --------     --------             --------
  Total from investment operations ................       0.17        (0.87)                0.17
                                                      --------     --------             --------
Dividends from net investment income to
  common shareholders .............................      (0.42)       (0.71)               (0.62)
Dividends from net investment income to
  preferred shareholders ..........................      (0.09)       (0.16)               (0.11)
Distributions from net realized gains on investment
  transactions to common shareholders .............         --        (0.16)               (0.33)
Distributions from net realized gains on investment
  transactions to preferred shareholders ..........         --        (0.04)               (0.04)
                                                      --------     --------             --------
  Total dividends and distributions ...............      (0.51)       (1.07)               (1.10)
                                                      --------     --------             --------
Net asset value per common share, end of period ...   $   9.86     $  10.20             $  12.14
                                                      ========     ========             ========
Market value, end of period .......................   $   8.84     $  8.875             $ 10.375
                                                      ========     ========             ========
Number of shares of common stock
  outstanding (000 omitted) .......................      9,266        9,266                9,266
Total investment return based on:(1)
  Market value ....................................       4.26%       (6.11)%               4.89%
  Net asset value .................................       1.10%       (7.88)%               1.53%
Ratio to Average Net Assets of Common
  Shareholders(2)/Supplementary Data:
Net assets of common shareholders, end of
  period (000 omitted) ............................   $ 91,358     $ 94,494             $112,504
Average net assets of common shareholders
  (000 omitted) ...................................     96,427      105,657              119,257
Operating expenses ................................       2.00%        2.02%                1.95%
Net investment income available to
  common shareholders(2) ..........................       5.42%        5.39%                5.53%
Portfolio turnover ................................         11%          29%                  40%
Senior securities (preferred stock)
  outstanding (000 omitted) .......................   $ 30,000     $ 30,000             $ 30,000
Asset coverage on preferred stock at period end ...        405%         415%                 475%

--------------------------------------------------------------------------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 7.17%, 7.12%, 6.76%, 7.50%, 8.10% and 8.73%, respectively.


24 Aberdeen Commonwealth Income Fund, Inc.    See Notes to Financial Statements.

   Financial Highlights (concluded)

                                                        For the Year Ended October 31,
                                                      ----------------------------------
                                                        1998         1997         1996
----------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share,
  beginning of period .............................   $  13.94     $  14.32     $  13.13
                                                      --------     --------     --------
Net investment income .............................       0.99         1.14         1.16
Net realized and unrealized gains (losses)
  on investments and foreign currencies ...........      (0.73)       (0.34)        1.21
                                                      --------     --------     --------
  Total from investment operations ................       0.26         0.80         2.37
                                                      --------     --------     --------
Dividends from net investment income to
  common shareholders .............................      (0.87)       (0.99)       (1.00)
Dividends from net investment income to
  preferred shareholders ..........................      (0.14)       (0.17)       (0.16)
Distributions from net realized gains on investment
  transactions to common shareholders .............      (0.08)       (0.02)       (0.01)
Distributions from net realized gains on investment
  transactions to preferred shareholders ..........      (0.04)          --        (0.01)
                                                      --------     --------     --------
  Total dividends and distributions ...............      (1.13)       (1.18)       (1.18)
                                                      --------     --------     --------
Net asset value per common share, end of period ...   $  13.07     $  13.94     $  14.32
                                                      ========     ========     ========
Market value, end of period .......................   $10.8125     $12.4375     $ 11.875
                                                      ========     ========     ========
Number of shares of common stock
  outstanding (000 omitted) .......................      9,266        9,266        9,266
Total investment return based on:(1)
  Market value ....................................      (5.59)%      13.78%       13.89%
  Net asset value .................................       1.82%        5.76%       18.99%
Ratio to Average Net Assets of Common
  Shareholders(2)/Supplementary Data:
Net assets of common shareholders, end of
  period (000 omitted) ............................   $121,096     $129,158     $132,660
Average net assets of common shareholders
  (000 omitted) ...................................    122,266      130,125      122,887
Operating expenses ................................       1.70%        1.63%        1.70%
Net investment income available to
  common shareholders(2) ..........................       6.17%        6.88%        7.47%
Portfolio turnover ................................         36%          24%          30%
Senior securities (preferred stock)
  outstanding (000 omitted) .......................   $ 30,000     $ 30,000     $ 30,000
Asset coverage on preferred stock at period end ...        504%         530%         542%

--------------------------------------------------------------------------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 7.17%, 7.12%, 6.76%, 7.50%, 8.10% and 8.73%, respectively.


See Notes to Financial Statements.    Aberdeen Commonwealth Income Fund, Inc. 25

Notes to Financial Statements

Note 1. Investment Objectives

Aberdeen Commonwealth Income Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

From the Fund's inception to April 7, 1999 the Fund's investment objective was to provide high current income by investing in high-grade fixed-income securities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom (the "Commonwealth Currencies"). On April 7, 1999, shareholders approved an expansion of the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. Global Debt Securities include securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom.

As modified, (a) the market value weighted average credit quality of the Fund's investments must be A or better at all times, (b) the Fund may invest up to 15% of its total assets in debt securities rated below investment grade at the time of investment, but not less than B- or if not rated, judged by the Investment Manager to be of comparable quality, (c) the Fund may invest a portion of its assets in equity securities of other investment companies that are registered under the Investment Company Act of 1940 and that are themselves invested primarily in fixed-income securities, and (d) the Fund, with respect to the portion of the portfolio not denominated in a Commonwealth Currency, may use derivatives to manage both currency and interest rate risk and to replicate, or substitute for, physical securities in order to achieve transactional efficiencies. The Fund may also seek capital appreciation only as a secondary investment objective.

The Fund's assets have generally been invested in a portfolio of securities issued or guaranteed by the governments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom as well as securities issued by corporations domiciled in those countries. The Fund will, under normal circumstances, invest in debt securities in at least three of these currencies and will not hold more than 50% of its assets in securities denominated in any one Commonwealth Currency. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.


26 Aberdeen Commonwealth Income Fund, Inc.

Note 2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

Net realized foreign exchange losses of $2,425,703 for the six months ended April 30, 2001 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains of $14,186,112 for the six months ended April 30, 2001 include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US dollar.


                                      Aberdeen Commonwealth Income Fund, Inc. 27

The exchange rates of the Commonwealth Currencies utilized by the Fund at April 30, 2001 were US$0.5072 to A$1.00, US$0.6499 to C$1.00, US$0.4110 to NZ$1.00,
US$1.4305 to (pound)1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value in good faith using methods determined by or under the direction of the Fund's Board of Directors.

Securities purchased with a maturity of less than 60 days are valued at amortized cost. Securities purchased with a maturity of greater than 60 days are valued at current market quotations until the 60th day prior to maturity. At that time, the value of the security on the 61st day prior to maturity is amortized on a straight-line basis to value the security for the remaining 60 days.

In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be


28 Aberdeen Commonwealth Income Fund, Inc.

required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $4,179,000. Additionally, had this principle been in effect during the six months ended April 30, 2001, the Fund estimates that net investment income would have decreased by approximately $0.07 per share (0.7% of net assets) and realized and unrealized gain (loss) per share would have increased (decreased) by the same amount. Because the Fund determines its required distributions under Federal income tax laws, adoption of this principle will not affect the amount or composition of distributions paid to shareholders.

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial futures contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash


                                      Aberdeen Commonwealth Income Fund, Inc. 29
equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of April 30, 2001, there were no open futures contracts.

Options: When the fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of April 30, 2001, there were no open option contracts.

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date and are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 5.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2000, the Fund increased undistributed net investment income by $483,732, increased accumulated net realized gains on investments by $45,817 and increased accumulated net realized foreign exchange losses by $530,506, resulting in a increase to paid-in capital in excess of par by $957. Net investment income, net realized losses on investments and net assets were not


30 Aberdeen Commonwealth Income Fund, Inc.

affected by this change. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for tax purposes.

No provision has been made for United States Federal income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United states requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

The Fund has agreements with Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager"), Aberdeen Asset Management Limited (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management Plc. The Investment Manager has entered into an agreement with CIBC World Markets, Inc. (the "Consultant").

The Investment Manager makes investment decisions on behalf of the Fund on


                                      Aberdeen Commonwealth Income Fund, Inc. 31
the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000 ($12,500 per month). The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

Effective March 1, 2000, the Fund entered into an agreement with EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management ("AAM")), an affiliate, to provide investor relation services. This agreement provides AAM with a monthly retainer of $4,000 plus out of pocket expenses up to $3,000 per year.

The Investment Manager informed the Fund that it paid $154,453 to the Investment Adviser and $6,000 to the Consultant during the six months ended April 30, 2001.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2001 aggregated $11,887,257 and $15,113,469, respectively.

The United States federal income tax basis of the Fund's investments at April 30, 2001 was $121,639,698 and accordingly, net unrealized depreciation for United States federal income tax purposes was $2,867,279 (gross unrealized appreciation--$1,483,601, gross unrealized depreciation--$4,350,880.)

Note 5. Capital

There are 300 million shares of $.001 par value common stock authorized and 9,266,209 shares outstanding at April 30, 2001.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market over a 12-month period if and when its discount to


32 Aberdeen Commonwealth Income Fund, Inc.

net asset value exceeds 10%. Through April 30, 2001, there have been no share repurchases through this program.

There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.73% to 6.634% during the six months ended April 30, 2001. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 6. Subsequent Dividends

Subsequent to April 30, 2001, the Board of Directors of the Fund declared dividends from undistributed net investment income of $0.07 per common share payable on June 15, 2001 to common shareholders of record on May 31, 2001.

Subsequent to April 30, 2001, dividends and distributions declared and paid on preferred shares totaled approximately $176,268 for the outstanding preferred share series through June 15, 2001.


                                      Aberdeen Commonwealth Income Fund, Inc. 33

Supplemental Proxy Information (unaudited)

The Annual Meeting of Shareholders of Aberdeen Commonwealth Income Fund, Inc. was held on April 19, 2001 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The description of each proposal and number of shares voted at the meeting are as follows:

--------------------------------------------------------------------------------
                                                       Votes For  Votes Withheld
--------------------------------------------------------------------------------
1. To elect three directors to serve as Class III
   directors for a three-year term expiring in 2004:
                                 Martin J. Gilbert     7,159,413       5,879
                                 Neville J. Miles      7,159,413       5,879
                                 Warren C. Smith       7,159,413       5,879
--------------------------------------------------------------------------------
                                                       Votes For  Votes Withheld
--------------------------------------------------------------------------------
2. To elect two directors to represent the interests
   of the holders of the preferred stock for the
   ensuing year:
                                 Dr. Anton E. Schrafl    1,158            --
                                 John T. Sheehy          1,158            --
--------------------------------------------------------------------------------

Directors whose term of office continued beyond this meeting are as follows:
David Lindsay Elsum, Laurence S. Freedman, William J. Potter, Sir David Rowe-Ham, Peter D. Sacks, E. Duff Scott and Hugh Young.

A Special Meeting of Shareholders of the Fund was held on November 30, 2000, at the Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey. The meeting was held for the purpose of obtaining shareholder approval of a new management agreement with the Fund's Investment Manager and a new investment advisory agreement with the Fund's Investment Adviser. Shareholder approval of these agreements was sought in order to permit the Investment Manager and Investment Adviser to continue to provide services to the Fund following the acquisition of the Investment Manager and Investment Adviser by Aberdeen Asset Management plc.

The result of the proxy solicitation on this matter was as follows:

--------------------------------------------------------------------------------
                               Votes For         Votes Against       Abstentions
--------------------------------------------------------------------------------
                               8,736,540            147,305            81,088
--------------------------------------------------------------------------------


34 Aberdeen Commonwealth Income Fund, Inc.

Directors

Martin J. Gilbert, Chairman
David Lindsay Elsum
Laurence S. Freedman
Neville J. Miles
William J. Potter
Sir David Rowe-Ham
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith
Hugh Young

Officers

Hugh Young, President
Ouma Sananikone,
   Vice President and
   Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Michael Karagianis, Assistant
   Vice President
Beverley Hendry, Assistant Treasurer
Timothy Sullivan, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary
Sander M. Bieber, Assistant Secretary
Christian Pittard, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLE LOGO] Printed on post-consumer recycled paper


                                      Aberdeen Commonwealth Income Fund, Inc. 35

Corporate Information

Investment Manager                  Aberdeen Asset Managers (C.I.) Limited
                                    P.O. Box 578, 17 Bond Street
                                    St. Helier, Jersey JE45XB
                                    Channel Islands

Investment Advisor                  Aberdeen Asset Management Limited
                                    Level 6, 201 Kent Street
                                    Sydney, NSW 2000, Australia

Consultant                          CIBC World Markets, Inc.
                                    BCE Place, Canada Trust Tower
                                    P.O. Box 500
                                    Toronto, Ontario, M5J 2S8
                                    Canada

Administrator                       Princeton Administrators, L.P.
                                    Box 9095
                                    Princeton, New Jersey 08543-9095

Custodian & Transfer Agent          State Street Bank and Trust Company
                                    1 Heritage Drive
                                    North Quincy, Massachusetts 02171

Auction Agent                       Deutsche Bank
                                    Four Albany Street
                                    New York, New York 10006

Independent Accountants             PricewaterhouseCoopers LLP
                                    1177 Avenue of the Americas
                                    New York, New York 10036

Legal Counsel                       Dechert
                                    1775 Eye Street, N.W.
                                    Washington, DC 20006

                                    Stikeman, Elliott
                                    Level 40 Chifley Tower
                                    2 Chifley Square
                                    Sydney, NSW 2000, Australia

Investor Relations                  Aberdeen Asset Management
                                    45 Broadway, 31st Floor
                                    New York, New York 10006
                                    1-800-522-5454 or 1-212-968-8800
                                    InvestorRelations@aberdeen-asset.com

                                     [LOGO]
                                    Aberdeen
                                 ASSET MANAGERS

                     Aberdeen Asset Managers (C.I.) Limited

 The common shares of Aberdeen Commonwealth Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Commonwealth Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.